Events after the reporting period	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Events after the reporting period
37.	Events after the reporting period

Proposed dividends on ordinary shares are subject to approval at the annual general meeting, which were approved on March 29, 2019, and are not recognized as a liability as at December 31, 2018 as they do not meet the definition of a liability at that date. The dividend is ¥15 per share, and the total amount is ¥312,269 thousand.